Exhibit 99.4

Certification of the Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB of Weststar Financial Services Corporation (the "Company") for the quarter ended March 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.


                                    WESTSTAR FINANCIAL SERVICES CORPORATION


Date: May 11, 2005              By: /s/   Randall C. Hall
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                                    Randall C. Hall
                                    Executive Vice President and Chief Financial and Principal Accounting Officer


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